UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Pacific Sunwear of California, Inc., et al.	Case No. 16-10882 (LSS)
Debtor

INITIAL MONTHLY OPERATING REPORT
File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.
Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession."
Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	DIP Budget Attached
Certificates of Insurance:
Workers Compensation	Attached
Property	Attached
General Liability	Attached
Vehicle	Attached
Other:____________________
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	Cash Management Order Attached
General Operating Account	Cash Management Order Attached
Money Market Account pursuant to Local Rule 4001-3. Refer to	Cash Management Order Attached
http://www.deb.uscourts.gov/
Other:_________________________________
Retainers Paid (Form IR-2)	Attached

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Christopher R. Tedford	4/21/2016
Signature of Debtor	Date

/s/ Christopher R. Tedford	4/21/2016
Signature of Joint Debtor	Date

/s/ Christopher R. Tedford	4/21/2016
Signature of Authorized Individual*	Date

Christopher R. Tedford	VP and Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Project Surf
Cash Flow Forecast
($ in 000's)

	4-5-4 Month	Apr	Apr	Apr	May	May	May	May	Jun	Jun	Jun	Jun	Jun	Jul
	Week Ending	16-Apr	23-Apr	30-Apr	7-May	14-May	21-May	28-May	4-Jun	11-Jun	18-Jun	25-Jun	2-Jul	9-Jul
	Fiscal Week	Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	13 Week
	Forecast / Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Total

	I. CASH FLOW
	Cash Receipts
1)	Sales Receipts	13,626	13,399	11,022	11,189	11,935	13,899	15,640	15,527	15,730	15,458	15,588	16,704	15,396	185,111
2)	Other Receipts	0	0	0	0	0	0	0	0	0	0	0	0	0	0
3)	Total Cash Receipts	13,626	13,399	11,022	11,189	11,935	13,899	15,640	15,527	15,730	15,458	15,588	16,704	15,396	185,111

	Cash Disbursements
	Operating
4)	Merchandise Vendor Payments	(3,216)	(6,623)	(6,159)	(6,160)	(5,988)	(4,072)	(6,362)	(5,258)	(9,366)	(5,638)	(8,183)	(7,815)	(11,566)	(86,407)
5)	Payroll, Payroll Taxes, and Benefits	(450)	(5,315)	(250)	(5,422)	(250)	(5,422)	(250)	(5,513)	(200)	(5,513)	(200)	(5,513)	(250)	(34,549)
6)	Rent and Occupancy	0	0	0	(11,275)	0	0	0	(11,595)	0	0	0	0	(10,012)	(32,882)
7)	Freight & Customs	(325)	(807)	(334)	(265)	(217)	(2,715)	(266)	(243)	(209)	(387)	(2,076)	(342)	(395)	(8,579)
8)	Capital Expenditures	0	(546)	(546)	(820)	(820)	(275)	(275)	(487)	(487)	(487)	(487)	(487)	(330)	(6,046)
9)	Sales Tax Remittance	(254)	(2,153)	(1,318)	(351)	(174)	(1,474)	(902)	(79)	(109)	(506)	(2,035)	(409)	(549)	(10,312)
10)	Store Advertising	(439)	(74)	(140)	(722)	(276)	(177)	(143)	(267)	(371)	(149)	(180)	(143)	(414)	(3,495)
11)	Other Disbursements	(2,500)	(2,078)	(1,225)	(1,426)	(1,162)	(1,012)	(1,152)	(1,011)	(1,903)	(1,008)	(1,048)	(937)	(1,037)	(17,500)
12)	Total Operating Disbursements	(7,183)	(17,596)	(9,971)	(26,441)	(8,887)	(15,147)	(9,350)	(24,454)	(12,645)	(13,689)	(14,208)	(15,646)	(24,554)	(199,771)
	Financing
13)	Revolver Interest	0	0	0	(89)	0	0	0	(120)	0	0	0	0	(157)	(366)
14)	Other Interest and Fees	(1,000)	0	(1,759)	0	0	0	(216)	0	0	0	(216)	0	0	(3,191)
15)	Total Financing Disbursements	(1,000)	0	(1,759)	(89)	0	0	(216)	(120)	0	0	(216)	0	(157)	(3,557)

	Chapter 11 Disbursements
16)	Indemnification Escrow Funding	(500)	0	0	0	0	0	0	0	0	0	0	0	0	(500)
17)	Credit Card Holdback	0	0	0	0	0	0	0	0	0	0	0	0	0	0
18)	Utility Deposits	0	0	(500)	0	0	0	0	0	0	0	0	0	0	(500)
19)	Professional Fees / Retainers	0	0	0	0	0	0	0	0	0	0	(1,318)	0	0	(1,318)
20)	Total Chapter 11 Disbursements	(500)	0	(500)	0	0	0	0	0	0	0	(1,318)	0	0	(2,318)

21)	Total Disbursements	(8,683)	(17,596)	(12,230)	(26,530)	(8,887)	(15,147)	(9,566)	(24,573)	(12,645)	(13,689)	(15,743)	(15,646)	(24,712)	(205,647)

22)	Net Cash Flow Before Borrowing/(Pay down)	4,943	(4,197)	(1,208)	(15,341)	3,048	(1,248)	6,074	(9,047)	3,085	1,769	(154)	1,058	(9,316)	(20,536)

23)	Starting Est. Book Available Cash	1,430	872	1,675	1,467	(3,874)	1,673	1,426	999	(4,047)	1,537	1,306	1,152	1,210	1,430
24)	Add: Net Cash Flow Before Borrowings	4,943	(4,197)	(1,208)	(15,341)	3,048	(1,248)	6,074	(9,047)	3,085	1,769	(154)	1,058	(9,316)	(20,536)
25)	Revolver Principal Borrowings / (Pay downs)	(5,500)	5,000	1,000	10,000	2,500	1,000	(6,500)	4,000	2,500	(2,000)	0	(1,000)	4,500	15,500
26)	Adjustment for Voided Checks	0	0	0	0	0	0	0	0	0	0	0	0	0	0
27)	Ending Est. Book Available Cash	872	1,675	1,467	(3,874)	1,673	1,426	999	(4,047)	1,537	1,306	1,152	1,210	(3,606)	(3,606)

28)	Add: Est. Outstanding Checks	150	150	150	5,788	150	150	150	5,948	150	150	150	150	5,156	5,156
29)	Ending Est. Bank Available Cash	1,022	1,825	1,617	1,913	1,823	1,576	1,149	1,900	1,687	1,456	1,302	1,360	1,550	1,550
	II. FINANCING
30)	Pre-Petition ABL Beginning Balance	29,000	15,374	1,975	0	0	0	0	0	0	0	0	0	0	29,000
31)	Cash Receipts	(13,626)	(13,399)	(1,975)	0	0	0	0	0	0	0	0	0	0	(29,000)
32)	Ending Pre-Petition Revolver Balance	15,374	1,975	0	0	0	0	0	0	0	0	0	0	0	0

33)	DIP Revolver Beginning Balance	0	8,126	26,525	29,500	39,500	42,000	43,000	36,500	40,500	43,000	41,000	41,000	40,000	0
33)	Cash Receipts	0	0	(9,046)	(11,189)	(11,935)	(13,899)	(15,640)	(15,527)	(15,730)	(15,458)	(15,588)	(16,704)	(15,396)	(156,111)
34)	Cash Disbursements (book)	8,683	17,596	12,230	26,530	8,887	15,147	9,566	24,573	12,645	13,689	15,743	15,646	24,712	205,647
34)	Change in Bank Cash	(407)	803	(208)	296	(90)	(248)	(426)	751	(213)	(231)	(154)	58	190	120
35)	Change in Check Float	(150)	0	0	(5,638)	5,638	0	0	(5,798)	5,798	0	0	0	(5,006)	(5,156)
35)	Ending DIP Revolver Balance - Funded	8,126	26,525	29,500	39,500	42,000	43,000	36,500	40,500	43,000	41,000	41,000	40,000	44,500	44,500
36)	Add: LCs and Accrued Interest	9,549	9,567	9,589	9,523	9,554	9,586	10,620	10,528	10,560	10,593	10,625	10,657	10,531	10,531
37)	Ending DIP Revolver Balance - Total	17,675	36,092	39,089	49,023	51,554	52,586	47,120	51,028	53,560	51,593	51,625	50,657	55,031	55,031
	III. AVAILABILITY
38)	Gross Remaining Availability	34,802	26,983	30,562	18,741	17,099	15,720	19,856	20,856	16,062	18,078	19,930	24,750	16,505	16,505
39)	Less: Minimum Availability Covenant	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)	(7,541)	(7,500)	(7,500)
40)	Total Availability (excl Block)	27,302	19,483	23,062	11,241	9,599	8,220	12,356	13,356	8,562	10,578	12,430	17,210	9,005	9,005
41)	Ending Est. Bank Available Cash	1,022	1,825	1,617	1,913	1,823	1,576	1,149	1,900	1,687	1,456	1,302	1,360	1,550	1,550
42)	Total Liquidity / (Additional Financing Need)	28,324	21,308	24,679	13,154	11,422	9,796	13,506	15,256	10,250	12,034	13,732	18,569	10,555	10,555

43)	Consolidated Pro Fee Roll Forward
44)	Beginning Balance	0	985	1,539	2,093	2,657	3,195	3,733	4,271	4,731	5,192	5,652	4,794	5,254	0
45)	Accruals - Case Professionals	864	433	433	470	443	443	443	382	382	382	382	382	428	5,868
46)	Accruals - Other Professionals	121	121	121	95	95	95	95	78	78	78	78	78	95	1,227
47)	Payments - Case Professionals	0	0	0	0	0	0	0	0	0	0	(1,024)	0	0	(1,024)
48)	Payments - Other Professionals	0	0	0	0	0	0	0	0	0	0	(295)	0	0	(295)
49)	Ending Balance	985	1,539	2,093	2,657	3,195	3,733	4,271	4,731	5,192	5,652	4,794	5,254	5,777	5,777

Pacific Sunwear of California, Inc.
Insurance Policies

#	Cert Document	Last 4 Digits	Carrier	Type	Broker
1	1	0004	Ace American Insurance Co.	Foreign Commercial	Marsh

2	2	0201	Lloyd’s	Cyber Security and Privacy	Marsh
3	2	7011	ACE American Insurance Co.	Commercial Crime	Marsh
4	2	8408	Travelers Casualty and Surety Co. of America	Fiduciary	Marsh

5	3	3613	Safety National Casualty Corp.	General Liability	Marsh
6	3	3616	Safety National Casualty Corp.	Commercial Auto	Marsh
7	3	2485	Fireman’s Fund Insurance Co.	Umbrella	Marsh
8	3	3615	Safety National Casualty Corp.	Workers’ Compensation	Marsh

9	4	X051	AFM	All-Risk Property	Marsh

10	5	0900	AGCS Marine Insurance Co.	Marine Cargo	Marsh

11	6	0999	Continental Casualty Co.	D&O	Woodruff
12	6	9300	Endurance Risk Solutions Assurance Co.	D&O	Woodruff
13	6	6865	National Union Fire Insurance Co. of Pittsburgh, PA	D&O	Woodruff
14	6	4671	Berkley Insurance Co.	D&O	Woodruff
15	6	3115	Hudson Insurance Co.	D&O	Woodruff
16	6	4587	Federal Insurance Co.	D&O	Woodruff
17	6	7057	National Union Fire Insurance Co. of Pittsburgh, PA	D&O	Woodruff

18	7	2188	The Princeton Excess and Surplus Lines Insurance Co.	Difference in Condition	Marsh

Certificates of Insurance for the listed policies have been provided to the United States Trustee and will be made available upon reasonable request.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation, et al., [1] Debtors.	Chapter 11 Case No.: 16-10882 (LSS) (Jointly Administered) Re Docket No. 6

ORDER (I) AUTHORIZING CONTINUED USE OF CASH MANAGEMENT SYSTEM, (II) AUTHORIZING THE CONTINUATION OF INTERCOMPANY TRANSACTIONS, (III) GRANTING ADMINISTRATIVE PRIORITY STATUS TO POSTPETITION INTERCOMPANY TRANSACTIONS, (IV) AUTHORIZING USE OF PREPETITION BANK ACCOUNTS, ACCOUNT CONTROL AGREEMENT, AND CERTAIN PAYMENT METHODS, AND (V) WAIVING THE REQUIREMENTS OF
11 U.S.C. § 345(b) ON AN INTERIM BASIS

Upon the motion (the “Motion”)2 of Pacific Sunwear of California, Inc., Miraloma Borrower Corporation (“Miraloma”), and Pacific Sunwear Stores Corp. (“PacSun Stores”), the debtors and debtors in possession (the “Debtors”) in the above-captioned chapter 11 cases (the “Cases”), for entry of an order, pursuant to sections 105, 345, 363, 364(b), and 503(b) of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), Rules 6003 and 6004 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 2015-2 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”), (i) authorizing the Debtors’ continued use of their existing cash management system, (ii) authorizing the continuation of intercompany transactions, (iii) granting administrative priority status to postpetition intercompany transactions, (iv) authorizing the Debtors to continue using prepetition bank accounts and account control
___________________________

[1]
The Debtors and the last four digits of their respective federal taxpayer identification numbers are as follows: Pacific Sunwear of California, Inc. (9463-CA); Miraloma Borrower Corporation (0381-Del.); and Pacific Sunwear Stores Corp. (5792-CA). The Debtors’ address is 3450 East Miraloma Avenue, Anaheim, CA 92806.

[2]	Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Motion.

agreements and using debit, wire, and ACH payments, and (v) waiving the requirements of 11 U.S.C. § 345(b) on an interim basis; and upon consideration of the Schoenfeld Declaration and the Tedford Declaration and the record of these chapter 11 Cases; and it appearing that the Court has jurisdiction to consider the Motion pursuant to 28 U.S.C. §§ 1334 and 157, and the Amended Standing Order of Reference from the United States District Court for the District of Delaware dated February 29, 2012; and it appearing that the Motion is a core matter pursuant to 28 U.S.C. § 157(b)(2) and that the Court may enter a final order consistent with Article III of the United States Constitution; and it appearing that venue of these cases and of the Motion is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and it appearing that due and adequate notice of the Motion has been given under the circumstances, and that no other or further notice need be given; and it appearing that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and after due deliberation, and good and sufficient cause appearing therefor, it is hereby
ORDERED, ADJUDGED, AND DECREED THAT:
1.The Motion is GRANTED, as set forth herein.
2.Except as otherwise set forth herein, the Debtors are authorized, in their sole discretion, to: (i) continue operating the Cash Management System; (ii) continue making Intercompany Transactions between the Debtors in the ordinary course of business; (iii) maintain existing Bank Accounts and business forms; (iv) maintain the ability to use debit, wire, and ACH payments; and (v) continue to deposit funds in accordance with their current practices.
3.The Debtors shall maintain accurate and detailed records in the ordinary course of business reflecting transfers, including but not limited to Intercompany Transactions, so as to permit all such transactions to be readily ascertained, traced, recorded, and properly distinguished between prepetition and post-petition transactions. Unless otherwise ordered by the Court, all intercompany claims between Debtors arising after the Petition Date shall be accorded administrative expense priority in accordance with sections 503(b) and 507(a)(2) of the Bankruptcy Code.

4.The Debtors are further authorized, in their sole discretion, to: (i) continue to use, with the same account numbers, all of the Bank Accounts in existence as of the Petition Date identified on Exhibits B and C to the Motion; (ii) treat the Bank Accounts for all purposes as accounts of the Debtors as debtors-in-possession; (iii) deposit funds in and withdraw funds from the Bank Accounts by all usual means, including checks, wire transfers, ACH payments, and other debits; and (iv) pay any ordinary course prepetition or postpetition bank fees incurred in connection with the Bank Accounts, and to otherwise perform their obligations under the documents governing the Bank Accounts.
5.All Banks at which the Bank Accounts are maintained are authorized to continue to maintain, service, and administer the Bank Accounts as accounts of debtors in possession, without interruption and in the ordinary course of business. In this regard, the Banks are authorized to receive, process, honor, and pay any and all checks, ACH payments, and other instructions, and drafts payable through, drawn, or directed on the Bank Accounts after the Petition Date by holders, makers, or other parties entitled to issue instructions with respect thereto.
6.All Banks provided with notice of this Order maintaining any of the Bank Accounts shall not honor or pay any bank payments drawn on the listed Bank Accounts or otherwise issued before the Petition Date for which the Debtors specifically issue stop payment orders in accordance with the documents governing such Bank Accounts.
7.The Deposit Account Control Agreements shall be maintained and shall continue to govern the postpetition cash management relationship between the Debtors and the banks party thereto, and all of the provisions of such agreements, including, without limitation, the termination and fee provisions, shall remain in full force and effect, and the Debtors, the secured parties thereto, or the banks party thereto may, without further Order of this Court, implement non-material changes to the cash management systems and procedures in the ordinary course of business pursuant to terms of those certain existing Deposit Account Control Agreements; provided, however, that nothing contained herein shall constitute an assumption of the Deposit Account Control Agreements pursuant to section 365 of the Bankruptcy Code.

8.For any accounts that are not subject to a Deposit Account Control Agreement, those certain existing deposit agreements between the Debtors and the depository and disbursement banks party thereto shall continue to govern the postpetition cash management relationship between the Debtors and the bank party thereto, and all of the provisions of such agreements, including, without limitation, the termination and fee provisions, shall remain in full force and effect. Either the Debtors or the banks party thereto may, without further order of the Court, implement non-material changes to the cash management systems and procedures in the ordinary course of business pursuant to the terms of those certain existing deposit agreements.
9.The Debtors are authorized to continue to use the commercial card program under the WellsOne Commercial Card Agreement, dated as of January 10, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Card Agreement”), between the Debtors and Wells Fargo, subject to the terms and conditions thereof; provided, however, that nothing contained herein shall constitute an assumption of the Deposit Account Control Agreements pursuant to section 365 of the Bankruptcy Code.  Wells Fargo is authorized to make advances from time to time to Debtors with a maximum exposure at any time up to $1,900,000. All prepetition charges and fees are authorized and required to be paid. Wells Fargo may rely on the representations of Debtors with respect to their use of the commercial card program pursuant to the Card Agreement, and Wells Fargo shall not have any liability to any party for relying on such representations by the Debtors as provided for herein.
10.In the course of providing cash management services to the Debtors, any Bank, without further order of this Court, is authorized to (i) charge, and the Debtors are authorized to pay or honor, both prepetition and postpetition service and other fees, costs, charges, and expenses to which the Banks are entitled under the terms and in accordance with their contractual arrangements with the Debtors, and (ii) charge back returned items to the Bank Accounts, whether such items are dated before, on, or after the Petition Date, in the ordinary course of business during the pendency of these Cases.

11.Notwithstanding any other provision of this Order, any Bank may rely on the representations of the Debtors with respect to whether any check, draft, wire, or other transfer drawn or issued by the Debtors before the Petition Date should be honored pursuant to any order of this Court, and any Bank that honors a prepetition check or other item drawn on any account that is the subject of this Order (i) at the direction of the Debtors, (ii) in a good faith belief that the Court has authorized such prepetition check or item to be honored, or (iii) as a result of an innocent mistake made despite the above-described protective measures, shall neither be deemed to be in violation of this Order nor be liable to the Debtors or their estates on their account of such prepetition check or other item being honored postpetition, or otherwise deemed to be in violation of this Order. Such Banks shall not have any liability to any party for relying on such representations by the Debtors.
12.Any Banks are further authorized to accept and hold the Debtors’ funds in accordance with the Debtors’ instructions; provided, in each case, that the Debtors’ Banks shall not have any liability to any party for relying on such representations.
13.For banks at which the Debtors hold bank accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Order the Debtors shall (i) contact each bank, (ii) provide the bank with each of the Debtors' employer identification numbers, and (iii) identify each of their bank accounts held at such banks as being held by a debtor in possession in a bankruptcy case and provide the case numbers.
14.For banks at which the Debtors hold accounts that are not party to a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, the Debtors shall use their good-faith efforts to cause the banks to execute a Uniform Depository Agreement in a form prescribed by the Office of the United States Trustee within forty-five (45) days of the date of this Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

15.The Debtors are authorized to use their existing check stock; provided, however, provided that once the Debtors’ existing checks have been used, the Debtors shall, when reordering checks, require the designation “Debtor in Possession” and the corresponding bankruptcy case number on all checks; provided further that, with respect to checks which the Debtors or their agents print themselves, the Debtors shall begin printing the “Debtor in Possession” legend and the bankruptcy case number on such items within ten (10) days of the date of entry of this Order.
16.The requirements of section 345(b) of the Bankruptcy Code are waived on an interim basis for a period of thirty (30) days from the Petition Date, without prejudice to the Debtors’ right to seek a further waiver.
17.Notwithstanding anything contained herein, despite the Debtors’ use of a consolidated Cash Management System, the Debtors shall calculate quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements attributable to each Debtor, even if one Debtor pays certain disbursements on behalf of the other Debtors.
18.Each of the Debtors’ Banks is authorized to debit the Debtors’ accounts in the ordinary course of business without the need for further order of this Court for: (i) all checks drawn on the Debtors’ accounts which are cashed at such Bank’s counters or exchanged for cashier’s checks by the payees thereof prior to the Petition Date; (ii) all checks or other items deposited in one of Debtors’ accounts with such Bank prior to the Petition Date which have been dishonored or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the Debtors were responsible for such items prior to the Petition Date; and (iii) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to any Bank as service charges for the maintenance of the Cash Management System.
19.Nothing contained herein shall prevent the Debtors from closing any Bank Account(s) or opening any additional bank accounts, as they may deem necessary and appropriate; provided, that any such additional bank accounts may be opened only with banks that are party to a Uniform Depository

Agreement. Any relevant bank is authorized to honor the Debtors’ requests to close or open such Bank Accounts or additional bank accounts, as the case may be; provided, that, notice of the opening or closure of any account shall be given within fifteen (15) days to the U.S. Trustee and any statutory committee appointed in these Cases as soon as practicable.
20.Notwithstanding the relief granted herein and any actions taken hereunder, nothing contained in the Motion or this Order shall constitute, nor is it intended to constitute, an admission as to the validity or priority of any claim or lien against the Debtors or a waiver of the Debtors’ rights to dispute any claim or lien, a promise to pay any claim, or the assumption of any agreement pursuant to section 365 of the Bankruptcy Code.
21.Notwithstanding anything to the contrary contained herein, any payment made or to be made under this Order, any authorization contained in this Order, or any claim for which payment is authorized hereunder, shall be subject to the requirements imposed on the Debtors under any orders of this Court approving any debtor in possession financing for, or any use of cash collateral by, the Debtors (such order, the “DIP Order”) and any budget in connection therewith.
22.Bankruptcy Rule 6003(b) has been satisfied because the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors. The requirements of Bankruptcy Rule 6004(a) are waived under the circumstances.
23.Notwithstanding any provision in the Bankruptcy Rules to the contrary: (i) this Order shall be effective immediately and enforceable upon its entry; (ii) the Debtors are not subject to any stay in the implementation, enforcement, or realization of the relief granted in this order; and (iii) the Debtors are authorized and empowered, and may in their discretion and without further delay, take any action necessary or appropriate to implement this Order.
24.As soon as practicable after entry of this Order, the Debtors will serve a copy of this Order to the Banks at which the Bank Accounts are maintained and will request that each Bank internally code each of the Bank Accounts as “debtor in possession” accounts.

25.The Court retains jurisdiction and power with respect to all matters arising from or related to the implementation or interpretation of this Order.

Dated:    April 8, 2016
Wilmington, Delaware

/s/ Laurie Selber Silverstein
LAURIE SELBER SILVERSTEIN
UNITED STATES BANKRUPTCY JUDGE

Last 4 Digits of Account #	Bank Name	Account Name	Account Type
8615	Wells Fargo	Pacific Sunwear of California, Inc.	Master Operating Account
1892	Wells Fargo	Pacific Sunwear Stores Corp.	Store Depository Account
2310	Wells Fargo	Pacific Sunwear of California, Inc.	PacSun Depository Account
7348	Wells Fargo	Pacific Sunwear of California, Inc.	Controlled Disbursement Account
7333	Wells Fargo	Pacific Sunwear Stores Corp.	Controlled Disbursement Account
2351	Wells Fargo	Pacific Sunwear of California, Inc.	Corp. Payroll Disbursement Account
2344	Wells Fargo	Pacific Sunwear Stores Corp.	Store Payroll Disbursement Account
2377	Wells Fargo	Pacific Sunwear Stores Corp.	Store Flex Spending Disbursement Account
2385	Wells Fargo	Pacific Sunwear of California, Inc.	Corp Flex Spending Disbursement Account
7297	Wells Fargo	Pacific Sunwear of California, Inc.	Benefits, AETNA Disbursement Account
2419	Wells Fargo	Pacific Sunwear Stores Corp.	PacSun.com E-Commerce Account
2336	Wells Fargo	Pacific Sunwear Stores Corp.	Amex Credit Card Account
2435	Wells Fargo	Pacific Sunwear Stores Corp.	Paypal E-Commerce Account
3423	Wells Fargo	Pacific Sunwear Stores Corp.	V. Me E-Commerce Account
2427	Wells Fargo	Pacific Sunwear Stores Corp.	Private Label Account
2393	Wells Fargo	Pacific Sunwear Stores Corp.	Amex Intel. Credit Card Account
2328	Wells Fargo	Pacific Sunwear Stores Corp.	Visa/MC Credit Card Account
2401	Wells Fargo	Pacific Sunwear Stores Corp.	Discover Credit Card Account
2329	J.P. Morgan Chase	Pacific Sunwear Stores Corp.	Store Depository Account
3117	PNC Bank	Pacific Sunwear Stores Corp.	Store Depository Account
2667	US Bank	Pacific Sunwear Stores Corp.	Store Depository Account
7527	Regions Bank	Pacific Sunwear Stores Corp.	Store Depository Account
3071	Key Bank Of New York	Pacific Sunwear Stores Corp.	Store Depository Account
2954	Banco Popular	Pacific Sunwear Stores Corp.	Store Depository Account
4139	American Savings	Pacific Sunwear Stores Corp.	Store Depository Account
1563	M & T Bank	Pacific Sunwear Stores Corp.	Store Depository Account
4201	Queenstown Bank	Pacific Sunwear Stores Corp.	Store Depository Account
3190	Citizens Bank	Pacific Sunwear Stores Corp.	Store Depository Account
5554	Bank Of America	Pacific Sunwear Stores Corp.	Sales Tax Payments Disbursement Account
2662	PNC Bank	Pacific Sunwear Stores Corp.	Return Check Concentration Account
4431	PNC Bank	Pacific Sunwear Stores Corp.	ACH - Utility Payments Disbursement Account

In re Pacific Sunwear of California, Inc., et al.			Case No. 16-10882 (LSS)
Debtor

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(This schedule is to include each Professional paid a retainer)

Name of Payee	Name of Payor	Initial Amount	Current Balance
Klee, Tuchin, Bogdanoff & Stern, LLP	Pacific Sunwear of California, Inc.	150,000	Unknown
Young Conaway Stargatt & Taylor, LLP [1]	Pacific Sunwear of California, Inc.	65,151	Unknown
Guggenheim Partners, LLC [2]	Pacific Sunwear of California, Inc.	150,000	Unknown
FTI Consulting	Pacific Sunwear of California, Inc.	50,000	Unknown
Sard Verbinnen & Co	Pacific Sunwear of California, Inc.	50,000	Unknown
Prime Clerk	Pacific Sunwear of California, Inc.	25,000	Unknown
Kirkland & Ellis LLP	Pacific Sunwear of California, Inc.	125,000	Unknown

[1] Evergreen Retainer.
[2] Represents monthly prepayment for the following month's services. Amount shown covers services through April 15.